UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 21, 2004

NORTHWEST PIPE COMPANY

(Exact name of registrant as specified in its charter)

OREGON	0-27140	93-0557988
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 SW Market

Portland, Oregon 97201

(503) 946-1200

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

On October 21, 2004, Northwest Pipe Company (the “Company”) and Wells Fargo Bank, National Association, entered into First Amendment to Amended and Restated Credit Agreement (the “First Amendment”). The First Amendment provides for an increase in the amount of the line of credit from $35 million to $38.5 million and for certain corrections to the borrowing base calculations. The First Amendment is filed as Exhibit No. 10.1 to this Report.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

10.1	First Amendment to Amended and Restated Credit Agreement dated October 21, 2004 by and between Northwest Pipe Company and Wells Fargo Bank, National Association.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on October 26, 2004.

NORTHWEST PIPE COMPANY
(Registrant)

By	/s/ Brian W. Dunham
Brian W. Dunham, President